                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 17, 2003


                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

             (Exact name of registrant as specified in its charter)


           Delaware                      1-13782               25-1615902
        (State or Other                (Commission            (IRS Employer
Jurisdiction of incorporation)         File Number)       Identification Number)


                              1001 AIR BRAKE AVENUE
                         WILMERDING, PENNSYLVANIA 15148

                    (Address of Principal Executive Offices)

                                 (412) 825-1000

              (Registrant's Telephone Number, including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is are filed with this report on Form 8-K:

Exhibit No.                 Description
-----------                 -----------
99.1                        Press release issued April 17, 2003.


ITEM 9.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 17, 2003, Westinghouse Air Brake Technologies Corporation (the "Company") issued a press release reporting the financial results of the Company for the quarter ended March 31, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTINGHOUSE AIR BRAKE
                                        TECHNOLOGIES CORPORATION

                                        By: /s/ ALVARO GARCIA-TUNON
                                            -----------------------------------
                                            Name:  Alvaro Garcia-Tunon
                                            Title:  Chief Financial Officer


Date: May 16, 2003

                                  EXHIBIT INDEX

Number      Description                                   Method of Filing
------      -----------                                   ----------------

99.1        Press release dated April 17, 2003            Filed herewith